Exhibit 21.1

Subsidiaries of Micro Focus International plc After Closing

Name	Country of Incorporation
Attachmate Corporation	USA
Attachmate Group Australia Pty Limited	Australia
Attachmate Group Austria GmbH	Austria
Attachmate Group Belgium N.V.	Belgium
Attachmate Group Denmark A/S	Denmark
Attachmate Group France SARL	France
Attachmate Group Germany GmbH	Germany
Attachmate Group Hong Kong Limited	Hong Kong
Attachmate Group Italy Srl	Italy
Attachmate Group Netherlands BV	Netherlands
Attachmate Group Schweiz AG	Switzerland
Attachmate Group Singapore Pte Ltd	Singapore
Attachmate Group South Africa Proprietary Limited	South Africa
Attachmate Group Spain S.L.	Spain
Attachmate Group Sweden AB	Sweden
Attachmate Hong Kong	Hong Kong
Attachmate India Private Ltd.	India
Attachmate Ireland Limited	Ireland
Attachmate Middle East LLC	Egypt
Attachmate Sales Argentina SRL	Argentina
Attachmate Sales UK Limited	UK
Attachmate Teknoloji Satis ve Pazarlama Limited Sti.	Turkey
Authasas Advanced Authentication B.V.	Netherlands
Authasas B.V.	Netherlands
Borland (H.K.) Limited	Hong Kong
Borland (Holding) UK Ltd	UK
Borland (UK) Limited	UK
Borland (Singapore) Pte Ltd	Singapore
Borland Australia Pty Ltd	Australia
Borland B.V.	Netherlands
Borland Canada	Canada
Borland Co. Limited	Japan
Borland Corporation	USA
Borland Entwicklung GmbH	Austria
Borland France Sarl	France
Borland GmbH	Germany
Borland Latin America Ltda	Brazil
Borland Software (India) Private Limited	India
Borland Magyarorszag KFT	Hungary
Borland Software Corporation	USA
Borland Technology Corporation	USA
Cambridge Technology Partners (Mexico) SA de CV	Mexico
Cambridge Technology Partners do Brasil sc Ltda	Brazil
Cambridge Technology Partners India Private Limited	India
CJDNLD LLC	USA
CTP Services SA de CV	Mexico
GWAVA EMEA GmbH	Germany
GWAVA Technologies Inc.	USA
GWAVA, Inc.	Canada
M A Finance Co LLC	USA
Merant Holdings	UK
Miami Escrow Borrower LLC	USA
Micro Focus (Canada) Limited/ Espace Micro Focus (Canada) Ltd	Canada
Micro Focus (IP) Holdings Limited	UK
Micro Focus (IP) Ireland Limited	Ireland
Micro Focus (IP) Limited	UK
Micro Focus (US) Group Inc	USA
Micro Focus (US) Holdings	UK

Micro Focus (US) Inc	USA
Micro Focus (US) International Holdings Inc.	USA
Micro Focus AG	Switzerland
Micro Focus APM Solutions Limited	UK
Micro Focus APM Solutions Limited (EOOD)	Bulgaria
Micro Focus AS	Norway
Micro Focus AS, Filial I Finland (Branch)	Finland
Micro Focus AS, Norge, filial I Sverige (Branch)	Sweden
Micro Focus CHC Limited	UK
Micro Focus Denmark, filial af Micro Focus AS, Norge	Denmark
Micro Focus Finance Ireland Ltd	Ireland
Micro Focus Finance Sarl	Luxembourg
Micro Focus GmbH	Germany
Micro Focus Group Holdings Unlimited Company	Ireland
Micro Focus Group Limited	UK
Micro Focus Holdings Limited	UK
Micro Focus India Private Limited	India
Micro Focus International Holdings Ltd	Ireland
Micro Focus International Limited	Cayman Islands
Micro Focus IP Development Limited	UK
Micro Focus IP Limited	Cayman Islands
Micro Focus Ireland Limited	Ireland
Micro Focus Israel Limited	Israel
Micro Focus KK	Japan
Micro Focus Korea Limited	South Korea
Micro Focus Limited	UK
Micro Focus Limited Hong Kong (Branch)	Hong Kong
Micro Focus Limited Mexico (Branch)	Mexico
Micro Focus MHC Limited	UK
Micro Focus Midco Limited	UK
Micro Focus Middle East FZ-LLC	Dubai
Micro Focus NV	Netherlands
Micro Focus Progamação De Computadores Ltda	Brazil
Micro Focus Pte Limited	Singapore
Micro Focus Pty Limited	Australia
Micro Focus S.L. – Sucursal Em Portugal (Branch)	Portugal
Micro Focus SA/NV	Belgium
Micro Focus SAS	France
Micro Focus SLU	Spain
Micro Focus Software (Ireland) Limited	Ireland
Micro Focus Software (Canada) Inc.	Canada
Micro Focus Software Inc.	USA
Micro Focus Software Indian Private Limited	India
Micro Focus South Africa (PTY) Ltd	South Africa
Micro Focus Srl	Italy
Micro Focus UK Limited	UK
Minerva Finance Sarl	Luxembourg
N.Y. NetManagement (Yerushalayim) Ltd.	Israel
Net IQ Asia Ltd	Hong Kong
NetIQ Corporation	USA
NetIQ Europe Limited	Ireland
NetIQ Ireland Limited	Ireland
NetIQ KK	Japan
NetIQ Limited	UK
NetIQ Software International Limited	Cyprus
NetManage Canada Inc.	Canada
Novell (Taiwan) Co. Ltd	Taiwan
Novell Cayman Software Unlimited Company	Ireland
Novell Cayman Software International Unlimited Company	Ireland
Novell Corporation (Malaysia) Sdn Bhd	Malaysia
Novell do Brasil Software Ltd.	Brazil
Novell Holding Deutschland GmbH	Germany
Novell Holdings Inc	USA

Novell India Pvt Ltd	India
Novell International Holdings Inc	USA
Novell Ireland Real Estate Limited	Ireland
Novell Israel Software Limited	Israel
Novell Japan Ltd	Japan
Novell Korea Co. Limited	Korea
Novell New Zealand Limited	New Zealand
Novell Portugal Informatica Lda.	Portugal
Novell Software (Beijing) Limited	China
Novell Software (Beijing) Ltd. Shanghai Branch	China
Novell Software (Beijing) Ltd. Shenzhen Branch	China
Novell Software International Limited	Ireland
Novell UK Software Limited	UK
Novell U.K. Limited	UK
NOVL Czech s.r.o.	Czech Republic
Relativity Technologies Private Limited	India
Ryan McFarland Limited	UK
Seattle Holdings, Inc	USA
Seattle MergerSub, Inc	USA
Serena Holdings	UK
Serena Software Benelux BVBA	Belgium
Serena Software Do Brasil Ltda	Brazil
Serena Software Europe Limited	UK
Serena Software Europe Ltd (India Branch)	India
Serena Software Europe Ltd (Italy Branch)	Italy
Serena Software Europe Limited (Korea Branch)	Korea
Serena Software GmbH	Germany
Serena Software Inc.	USA
Serena Software GmbH	Switzerland
Serena Software Japan KK	Japan
Serena Software Nordic AB	Sweden
Serena Software Pte. Ltd.	Singapore
Serena Software Pty Limited	Australia
Serena Software SA	Spain
Serena Software SAS	France
Serena Software Ukraine LLC	Ukraine
Singapore Micro Focus Pte. Ltd.	Singapore
Spartacus Acquisition Corp.	USA
Spartacus Acquisition Holdings Corp.	USA
SUSE Linux GmbH	Germany
SUSE Linux Holdings Limited (SLH)	Ireland
SUSE Linux Ireland Ltd	Ireland
SUSE Linux s.r.o.	Czech Republic
SUSE LLC	USA
The Attachmate Group Inc	USA
UK Micro Focus Limited Beijing Representative Office	China
XDB (UK) Limited	UK

HPE Software subsidiaries

ArcSight, LLC	United States
Autonomy Australia Pty Limited	Australia
Autonomy Belgium BVBA	Belgium
Autonomy Digital Limited	United Kingdom
Autonomy HoldCo BV	Netherlands
Autonomy Italy Srl	Italy
Autonomy Netherlands BV	Netherlands
Autonomy Software Asia Private Limited	India
Autonomy Systems (Beijing) Limited Company	China
Autonomy Systems (Canada) Ltd.	Canada
Autonomy Systems Australia Pty Limited	Australia
Autonomy Systems Limited	United Kingdom

Autonomy Systems Singapore Pte Ltd	Singapore
Autonomy Systems Software South Africa	South Africa
Entco Andromeda LLC	United States
Entco Australia Pty Ltd	Australia
Entco Belgium BVBA	Belgium
Entco Brasil Servicos de Tecnologia Ltda.	Brazil
Entco Brazil Holdings LLC	United States
Entco Bulgaria EOOD	Bulgaria
Entco Capital Co	Cayman Islands
Entco Caribe B.V.	Netherlands
Entco Caribe B.V. LLC (Branch)	Puerto Rico
Entco CentroAmerica CAC, Ltda.	Costa Rica
Entco Costa Rica Ltda.	Costa Rica
Entco Delaware LLC	United States
Entco Denmark ApS	Denmark
Entco Deutschland GmbH	Germany
Entco Draco BV	Netherlands
Entco Eastern Holding B.V.	Netherlands
Entco Eastern Holding II B.V.	Netherlands
Entco Enterprise B.V.	Netherlands
Entco Enterprise B.V., Amstelveen, Meyrin Branch	Switzerland
Entco Field Delivery Spain S.L.U.	Spain
Entco Foreign HoldCo Ltd.	United Kingdom
Entco France SAS	France
Entco Gatriam Holding B.V.	Netherlands
Entco Government Software LLC	United States
EntCo HoldCo BV	Netherlands
Entco HoldCo I B.V.	Netherlands
Entco HoldCo II B.V.	Netherlands
Entco HoldCo III B.V.	Netherlands
Entco HoldCo IV B.V.	Netherlands
Entco Holding Berlin B.V.	Netherlands
Entco Holding Finance B.V.	Netherlands
Entco Holding Hague B.V.	Netherlands
Entco Holding Hague II BV	Netherlands
Entco Holdings L.P.	Bermuda
Entco Holdings, Inc.	United States
Entco Interactive (Israel) Ltd	Israel
Entco International Sàrl	Switzerland
Entco International Sarl, Jebel Ali Free Zone Branch	United Arab Emirates
Entco International Sarl, Abu Dhabi Branch	United Arab Emirates
Entco International Trade, B.V.	Netherlands
Entco Investment Co	Cayman Islands
Entco IT Services Private Limited	India
Entco Italiana S.r.l.	Italy
Entco Japan, Ltd.	Japan
Entco Luxembourg S.a.r.l.	Luxembourg
Entco Marigalante Ltd.	Cayman Islands
Entco Mexico, S. de R.L. de C.V.	Mexico
Entco MS, Inc.	United States
Entco Nederland B.V.	Netherlands
Entco Polska sp. z o.o.	Poland
Entco Puerto Rico B.V. ***	Netherlands
Entco Puerto Rico B.V. LLC (Branch)	Puerto Rico
Entco Schweiz GmbH	Switzerland
Entco Singapore (Sales) Pte. Ltd.	Singapore
Entco Sinope Holding B.V.	Netherlands
Entco Situla Holding Ltd	United Kingdom
Entco Software Canada Co. Logiciels Entco Canada Cie	Canada
Entco Software India Pvt Ltd	India
Entco Software Malaysia Sdn. Bhd.	Malaysia
Entco Software México, S. de R.L. de C.V.	Mexico
Entco Software Romania SRL	Romania

Entco Software Services Middle East, FZ LLC	United Arab Emirates
EntCo Software Spain S.L.U.	Spain
Entco Sverige AB	Sweden
Entco Technologies, Inc.	United States
Entco Turkey Teknoloji Çözümleri Limited Şirketi	Turkey
Entco, LLC	United States
Entcorp Canada, Inc	Canada
Entcorp Czechia, s.r.o.	Czech Republic
Entcorp Marigalante UK Ltd.	United Kingdom
Entcorp Nederlands B.V.	Netherlands
Entcorp Philippines, Inc	Philippines
Entcorp Software Israel Ltd.	Israel
Entcorp Software México, S. de R.L. de C.V.	Mexico
Entcorp UK Ltd.	United Kingdom
Enterprise Corp Italiana S.r.l.	Italy
EntIT Software LLC	United States
Entsoft Galway Limited	Ireland
Ensoft Holding Ireland Unlimited Company	Ireland
Entsoft Ireland Limited	Ireland
Interwoven Australia Pty Limited	Australia
Interwoven BV	Netherlands
Interwoven Canada, Inc.	Canada
Interwoven Hong Kong Ltd	Hong Kong
Interwoven Inc. - India Branch	India
Interwoven UK Ltd.	United Kingdom
Interwoven Inc., Taiwan Branch	Taiwan
Entcorp Japan KK	Japan
Limited Liability Company Entco	Russian Federation
Longsand Limited	United Kingdom
Mercury Interactive (Singapore) Pte. Ltd.	Singapore
Meridio Limited	United Kingdom
MicroLink LLC	United States
Peregrine Systems do Brazil Limitada	Brazil
Seattle BLP17	Bermuda
Seattle Escrow Borrower LLC	United States
Seattle SpinCo, Inc.	United States
Shanghai Entco Software Technology Co., Ltd.	China
Shanghai Entco Software Technology Co., Ltd., Beijing Branch	China
Shanghai Entco Software Technology Co., Ltd., Chongqing Branch	China
Shanghai Entco Software Technology Co., Ltd., Shenzhen Branch	China
Stratify, Inc.	United States
Trilead GmbH	Switzerland
Verity Benelux B.V.	Netherlands
Verity GB Limited	United Kingdom
Verity Italia S.r.l.	Italy
Verity Luxembourg S.à r.l.	Luxembourg
Verity Worldwide Ltd	British Virgin Islands
Vertica Systems, Inc.	United States
Voltage Security International, Inc.	United States
Voltage Security Limited	United Kingdom
Zantaz UK Limited	United Kingdom